[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1. The Monthly Servicer Certificate for the Collection Period ended September 30, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 15th day of October, 1998.

Newcourt Credit Group Inc., as Servicer



By: /s/ Brian McLean
    -----------------------------------
    Brian McLean
    Director, Securitizations

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

                                                                                                                    September 1998

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00    1,621,363.87   1,038,105.68             0.00
Investment Earnings                                                      27,709.76      10,611.76        6,581.43
Deposit to Collections                                                        0.00                           0.00
Withdraw in Excess of Required Balance                                                                 (23,556.33)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  13,456,277.61
Add: Servicer Advances [4.3 b]                                          535,311.68
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]             (1,820,509.13)

Less: Investment Earnings to Newcourt [4.2 e]                           (27,709.76)    (10,611.76)      (6,581.43)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (12,171,080.16)                                  12,171,080.16

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                       (81,068.19)                                      81,068.19
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  12,090,011.97
     (1) Class A Interest [4.3 d iv A]                                 (756,364.05)
     (2) Class B Interest [4.3 d iv B]                                  (72,193.05)
     (3) Class A Principal [4.3 d iv C]                             (10,649,553.33)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (111,726.25)
     (5) Class C Interest [4.3 d iv E]                                  (88,829.46)
     (6) Class B Principal [4.3 d iv F]                                (261,536.64)
     (7) Class C Principal [4.3 d iv G]                                (261,536.64)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (12,171,080.16)                                     81,068.19

Ending Balance                                                                0.00   1,509,637.62   1,014,549.35             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                       September 1998

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          2,691,482.88       4,624,337.83      4,774,191.26
     (1) Class A Interest [4.3 d iv A]                                         143,429.94         279,114.95        333,819.16
     (2) Class B Interest [4.3 d iv B]                                          16,368.68          26,461.88         29,362.49
     (3) Class A Principal [4.3 d iv C]                                      2,326,265.08       3,660,833.28      4,662,454.97
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          19,672.84          32,357.90         36,798.72
     (6) Class B Principal [4.3 d iv F]                                         61,554.33          88,192.90        111,788.81
     (7) Class C Principal [4.3 d iv G]                                         61,554.33          88,192.90        111,788.81
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 2,628,845.20       4,175,153.81       5,286,012.96

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                             September 1998

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               31,201,691.09       58,317,962.34      75,876,302.77
    Less: Previous Period's Prepayments                                        505,034.73          903,122.63       1,167,983.59
    Less: Previous Period's Defaults                                           131,104.77          238,256.41         314,067.02

    Prior Month Series ADCB (reported this period)                          30,565,551.59       57,176,583.30      74,394,252.16

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       25,348,443.53       48,753,703.70      64,195,992.19
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      143,429.94          279,114.95         333,819.16
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       143,429.94          279,114.95         333,819.16

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       25,348,443.53       48,753,703.70      64,195,992.19
    Prior Months Series ADCB                                                30,565,551.59       57,176,583.30      74,394,252.16
    Current Months Series ADCB                                              29,026,693.45       54,971,760.74      71,599,531.84
                                                                            -------------      --------------     --------------
                                                  Difference                 1,538,858.14        2,204,822.56       2,794,720.32
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,415,749.49        2,028,436.76       2,571,142.69

    Current Prepayments                                                        803,499.36        1,443,707.83       1,850,291.51
    Current Defaults                                                           107,016.23          188,688.69         241,020.77

                                                  Class A Total Due          2,326,265.08        3,660,833.28       4,662,454.97

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    2,326,265.08        3,660,833.28       4,662,454.97

    Class A Principal Distribution                                           2,326,265.08        3,660,833.28       4,662,454.97

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Distribution            23,022,178.45       45,092,870.42      59,533,537.22

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             23,022,178.45       45,092,870.42      59,533,537.22

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        2,608,553.89        4,211,439.73       5,099,130.00
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       16,368.68           26,461.88          29,362.49
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        16,368.68           26,461.88          29,362.49


Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               September 1998

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        2,608,553.89        4,211,439.73       5,099,130.00
    Prior Months Series ADCB                                                30,565,551.59       57,176,583.30      74,394,252.16
    Current Months Series ADCB                                              29,026,693.45       54,971,760.74      71,599,531.84
                                                                            -------------      --------------     --------------
                                                  Difference                 1,538,858.14        2,204,822.56       2,794,720.32
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       61,554.33           88,192.90         111,788.81

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             61,554.33           88,192.90         111,788.81

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       61,554.33           88,192.90         111,788.81

    Class B Principal Distribution                                              61,554.33           88,192.90         111,788.81

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Distribution             2,546,999.56        4,123,246.83       4,987,341.19

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              2,546,999.56        4,123,246.83       4,987,341.19

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        2,608,553.89        4,211,439.73       5,099,130.00
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360* Class C Interest Rate                                                   0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       19,672.84           32,357.90          36,798.72
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360* Class C Interest Default Rate                                           0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        19,672.84           32,357.90          36,798.72

    Class C Interest Paid                                                       19,672.84           32,357.90          36,798.72
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        2,608,553.89        4,211,439.73       5,099,130.00
    Prior Months Series ADCB                                                30,565,551.59       57,176,583.30      74,394,252.16
    Current Months Series ADCB                                              29,026,693.45       54,971,760.74      71,599,531.84
                                                                            -------------      --------------     --------------
                                                  Difference                 1,538,858.14        2,204,822.56       2,794,720.32
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       61,554.33           88,192.90         111,788.81
    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       61,554.33           88,192.90         111,788.81

    Class C Principal Distribution                                              61,554.33           88,192.90         111,788.81

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             2,546,999.56        4,123,246.83       4,987,341.19

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              2,546,999.56        4,123,246.83       4,987,341.19

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                          September 1998



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                  162,136,387.05
    Servicing Rate                                                0.60%
    Monthly Servicing Rate                                        0.05%
    Prior Servicing Fee Arrearage                                 0.00
    Current Servicer Fee                                     81,068.19
    Servicer Fee Due                                         81,068.19
    Current Servicing Fee Arrearage                               0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   1,621,363.87
    Series ADCB                                         150,963,761.64
    Required Balance (Series ADCB* 1.00%)                 1,509,637.62
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (111,726.25)
    Ending Reserve Account Balance                        1,509,637.62
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,038,105.68
    Required Balance                                      1,014,549.35
    Withdraw from Cash Collateral Account                   (23,556.33)

                                                                  September 1998

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Month Rolling Avg. ADCB                            161,654,458

            Delinquency Ratio                                          0.70%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.33%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquencies    Average
                                  -------------     ----      -------------   ---------
 0                 2 months prior    1,136,226   171,863,225      0.66%         0.23%
                   1 month prior     1,164,348   162,136,387      0.72%         0.24%
                   Current           1,103,077   150,963,762      0.73%         0.23%
                                                                  -----         -----
                                                                  0.70%         0.70%

                                    Delinquency Ratio:            0.70%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior      33,945    210,589,900     0.02%
                   4 months prior      90,375    198,324,941     0.05%
                   3 months prior     101,266    185,034,791     0.05%
                   2 months prior      31,693    171,863,225     0.02%
                   1 month prior       12,204    162,136,387     0.01%
                   Current             26,388    150,963,762     0.02%
                                      -------  -------------     -----
                                      295,871  1,078,913,006     0.03%

                   Average ADCB                              179,818,834
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Averge ADCB                           1,798,188
                   Sum of Charge-Offs *2                         591,742
                   Annualized Charge-Off Ratio:                    0.33%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       1,509,638
                   Series Allocation Percentage                   22.26%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          5,093,999
                                                               ---------
                                                               5,430,075

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   1,509,638
                   Series Allocation Percentage                   38.25%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          8,246,494
                                                               ---------
                                                               8,823,919

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   1,509,838
                   Series Allocation Percentage                   39.49%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          9,974,682
                                                              ----------
                                                              10,570,819

Newcourt Receivables Asset Trust                               September 1998
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          23,022,178      45,092,870    59,533,537
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.192401734     0.265547621   0.316376831
  Principal Factor (per thousand):         19.441141731    21.558298644  24.777508552
  Interest Factor (per thousand):           1.198677578     1.643681366   1.774002568

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           2,547,000       4,123,247     4,987,341
  Initial B Balance                           5,202,470       7,383,081     8,181,429


  Certificate Factor:                       0.489575060     0.558472384   0.609592920
  Principal Factor (per thousand):         11.831751072    11.945270602  13.663726716
  Interest Factor (per thousand):           3.146328571     3.584124314   3.588919491


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           2,547,000       4,123,247     4,987,341
  Initial C Balance                           5,202,470       7,383,081     8,181,429

  Certificate Factor:                       0.489575060     0.558472384   0.609592920
  Principal Factor (per thousand):         11.831751072    11.945270602  13.663726716
  Interest Factor (per thousand):           3.781442276     4.382709624   4.497835280


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              143,613,287    150,963,762     95.13%
  31-60 Days Past Due    6,247,397    150,963,762      4.14%
  61-90 Days Past Due    1,103,077    150,963,762      0.73%
